INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 14. INCOME TAXES
The provision (benefit) for income taxes consist of the following (in thousands):
	Years Ended December 31,
	2021	2020
Current:
Federal	$2,539	3,101
State	307	216
Foreign	26	248
Total Current	2,872	3,565
Deferred
Federal	12,848	69
State	3,591	(549)
Total Deferred	16,439	(480)
Provision for income taxes	$19,311	$3,085
The provision for income taxes shown above varies from the statutory federal income tax rate for those periods as follows (in thousands):
	Years Ended December 31,
	2021	2020
Tax provision (benefit) from federal statutory rate	$5,356	$(2,190)
Tax on income not subject to entity level federal income tax	1,074	1,897
State income taxes, net of federal tax effect	(817)	(280)
Warrant liability fair value change	(3,804)	1,856
Permanent adjustments - Tax Receivable Agreement	(3,211)	—
Other permanent adjustments	(36)	434
True-ups and other	(919)	(465)
Foreign tax credit	63	(63)
Undistributed earnings	529	823
Canadian tax expense	26	261
Valuation allowance	21,240	812
Tax credits	(190)	—
Tax provision	$19,311	$3,085
As a result of a Business Combination, the Company consists of DMS Inc. and its wholly-owned subsidiary, Blocker, which owns 58.4% of equity interests in DMSH (after the SmarterChaos acquisition). DMSH is treated as a partnership for purposes of U.S. federal and certain state and local income tax. As a U.S. partnership, generally DMSH will not be subject to corporate income taxes (except with respect to UE, as described below). Instead, each of the ultimate partners (including DMS Inc.) are taxed on their proportionate share of DMSH taxable income.
While the Company consolidates DMSH for financial reporting purposes, the Company will only be taxed on its allocable share of earnings. The Company’s income tax expense is attributable to the allocable share of earnings from DMSH, a portion of activities of DMSH that are subject to Canadian income tax, and the activities of UE, a wholly-owned U.S. corporate subsidiary of DMSH, which is subject to U.S. federal and state and local income taxes. The income tax burden on the earnings allocated to the non-controlling interests is not reported by the Company in its consolidated financial statements under GAAP. As a result of the foregoing reasons, the Company’s effective tax rate is expected to differ materially from the statutory rate.
Any change in the fair value of the Private Placement Warrants, which are classified as a liability on the Company’s consolidated balance sheet at December 31, 2021, is recognized as a gain or loss in the Company’s consolidated statements of earnings (loss). The Private Placement Warrants are deemed equity instruments for income tax purposes, and accordingly, there is no change to income tax expense relating to changes in the fair value of such warrants.
Deferred tax assets and liabilities are composed of the following (in thousands):
	Years Ended December 31,
	2021	2020
Deferred tax assets:
Investment in DMS Holdings LLC	$29,066	$30,017
Reserve accruals	418	140
Charitable contributions	11	9
Interest carryforward	2,562	1,158
Tax credit carryforwards	190	63
Property and equipment	42	—
Net operating loss	1,808	150
Total gross deferred tax assets	34,097	31,537
Less: Valuation allowance	(32,970)	(11,626)
Total deferred tax assets, net	$1,127	$19,911
Deferred tax liabilities:
Intangibles	(4,561)	(6,971)
Property and equipment	—	(193)
Undistributed earnings	(1,352)	(823)
Total deferred tax liabilities	(5,913)	(7,987)
Net deferred tax (liability) asset	$ (4,786)	$11,924
At December 31, 2021, the Company has federal or state net operating loss carryforwards attributable to DMS, Inc. in the amount of $6.0 million and $9.0 million, respectively. The federal carryforwards are not subject to expiration, and the state carryforwards begin to expire in 2030, however certain state carryforwards are indefinite.
At December 31, 2021, the Company has an expected federal income tax credit carryforward of $0.2 million which would expire at December 31, 2030, unless utilized. Utilization of some of the federal and state net operating loss and credit carryforwards are subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code and similar state provisions. The annual limitations may result in the expiration of net operating losses and credits before utilization. We do not expect any annual limitation to materially impact the utilization of net operating losses and credits.
The Company records a deferred tax asset if it is more likely than not that the Company will realize a future tax benefit. Ultimate realization of any deferred tax asset is dependent on the Company’s ability to generate sufficient future taxable income in the appropriate tax jurisdiction before the expiration of carryforward periods, if any. Our assessment of deferred tax asset realizability considers many different factors including historical and projected operating results, the reversal of existing deferred tax liabilities that provide a source of future taxable income, the impact of current tax planning strategies and the availability of future tax planning strategies. The Company establishes a valuation allowance against any deferred tax asset for which we are unable to conclude that realizability is more likely than not. This is inherently judgmental since we are required to assess many different factors and evaluate as much objective evidence as we can in reaching an overall conclusion. The particularly sensitive component of our evaluation is our projection of future operating results since this relies heavily on our estimates of future revenue and expense levels by tax jurisdiction.
We have determined the need for an additional $21 million valuation allowance for the period ending December 31, 2021. In doing so we assessed the available positive and negative evidence to estimate whether future taxable income would be generated to permit use of the existing deferred tax assets (“DTAs”). A significant piece of objective negative evidence evaluated was the three-year cumulative loss before taxes. Such objective evidence limits the ability to consider other subjective evidence, such as projections for future growth. Therefore, a full valuation allowance has been recorded against the DTAs at DMS, Inc. The amount of DTA considered realizable could be adjusted if objective negative evidence in the form of cumulative losses is no longer present.
The Company is subject to examination by the Internal Revenue Service and taxing authorities in various states. The Company’s U.S. federal income tax returns remain subject to examination by tax authorities for the years 2017 to 2019. The Company’s state income tax returns are no longer subject to income tax examination by tax authorities prior to 2016; however, our net operating loss carryforwards arising prior to that year are subject to adjustment. The Company regularly assesses the likelihood of tax deficiencies in each of the tax jurisdictions and, accordingly, makes appropriate adjustments to the tax provision as deemed necessary.
The Company records interest and penalties, if any, as a component of its income tax (benefit) expense in the consolidated statements of operations. No interest expense or penalties were recognized during the years ended December 31, 2021, and 2020.
Tax Receivable Agreement
Through the completion of the 2020 tax return during the interim period ended September 30, 2021, we identified an error recorded upon the Business Combination that resulted in a decrease in the deferred tax asset of $2.1 million, a decrease in the Tax Receivable Agreement liability of $1.8 million and a decrease in Additional Paid-In Capital of $0.3 million, as compared to the amounts recorded in the consolidated balance sheet as of December 31, 2020 and interim periods in the current fiscal year. As the effect of the correction to these accounts was not material to the prior period financial statements, we elected to correct the balance as of September 30, 2021, with the offset to Additional Paid-In Capital, which was consistent with the method to record the Deferred Tax Asset and Tax Receivable Agreement liability on the date of the Business Combination. There was no impact to continuing operations, net income, or related per-share amounts for each period.
As of December 31, 2021, the Company recorded a full valuation allowance on our DTA related to the Tax Receivable Agreement along with the entire DTA inventory at DMS, Inc. and Blocker, as these assets are not more likely than not to be realized based on the positive and negative evidence that we considered. The Tax Receivable Agreement liability that originated from the Business Combination is not probable under ASC 450 - Contingencies since a valuation allowance has been recorded against the related DTA. As such, the Tax Receivable Agreement Liability of $15.3 million has been reversed through Income Before Taxes as a Change in Tax Receivable Agreement Liability. The remaining short-term Tax Receivable Agreement liability of $1.3 million is attributable to carryback claims. We will continue to evaluate the positive and negative evidence in determining the realizability of the Company’s DTAs.